Exhibit 4.3
SUPPLEMENTAL INDENTURE

TO INDENTURE DATED FEBRUARY 6, 2020

    THIS SUPPLEMENTAL INDENTURE dated as of April 24, 2026, among LAMAR MEDIA CORP., a Delaware corporation (the “Company”), the undersigned Guarantors party hereto, TLC PROPERTIES III, LLC, a Delaware limited liability company (the “New Guarantor”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor in interest to U.S. Bank National Association), as Trustee (the “Trustee”).

WHEREAS, each of the Company and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the original trustee, The Bank of New York Mellon Trust Company, N.A., an Indenture, dated as of February 6, 2020 (the “Indenture”), providing for the issuance of 4.000% Senior Notes due 2030 (the “Notes”);

WHEREAS, the New Guarantor desires to provide a guarantee (the “Guarantee”) of the obligations of the Company under the Notes and the Indenture in accordance with Article 10 of the Indenture;

WHEREAS, pursuant to Section 8.01 of the Indenture, the Company, the Trustee, the Guarantors and the New Guarantor are authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all conditions precedent provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.Definitions. All terms used herein without definition have the meanings ascribed to them in the Indenture.

2.    Guarantee. The New Guarantor hereby agrees to provide a full and unconditional guarantee of the Company’s obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in the Indenture, including but not limited to Article 10 thereof, with the same effect and to the same extent as if the New Guarantor had been named as a Guarantor in the Indenture.

3.    Effectiveness of Supplemental Indenture. This Supplemental Indenture shall become effective upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors, the New Guarantor and the Trustee.

4.    Indenture Remains in Full Force and Effect. This Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Notes, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect.

5.    Headings. The headings of the Articles and Sections of this Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof.

6.    Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

7.    Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

8.    Trustee Disclaimer. The Trustee is not responsible for the validity or sufficiency of this Supplemental Indenture nor for the recitals hereof, which shall be taken as the statements of the Company, the Guarantors and the New Guarantor.

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    IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

NEW GUARANTOR:

TLC PROPERTIES III, LLC

By: TLC Properties, LLC, its Managing Member

By: The Lamar Company, L.L.C., its Managing Member

By:    Lamar Advertising Limited Partnership, its Managing Member

By:    Lamar Advertising General Partner, LLC, its General Partner

By:    Lamar Media Corp., its Managing Member

By:    /s/ Jay L. Johnson
Name:    Jay L. Johnson, Executive Vice-President,
    Chief Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

COMPANY:

LAMAR MEDIA CORP.

By:    /s/ Jay L. Johnson
Name:    Jay L. Johnson, Executive Vice-President,
    Chief Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

    GUARANTORS:

ALABAMA LOGOS, LLC
ARIZONA LOGOS, L.L.C.
ARKANSAS LOGOS, LLC
COLORADO LOGOS, LLC
DELAWARE LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
INDIANA LOGOS, LLC
KANSAS LOGOS, LLC
KENTUCKY LOGOS, LLC
LOUISIANA INTERSTATE LOGOS, L.L.C.
MAINE LOGOS, L.L.C.
MICHIGAN LOGOS, LLC
MINNESOTA LOGOS, LLC
MISSISSIPPI LOGOS, L.L.C.
MISSOURI LOGOS, LLC
MONTANA LOGOS, LLC
NEBRASKA LOGOS, LLC
NEVADA LOGOS, LLC
NEW HAMPSHIRE LOGOS, L.L.C.
NEW JERSEY LOGOS, L.L.C.
NEW MEXICO LOGOS, LLC
NORTH CAROLINA LOGOS, LLC
OHIO LOGOS, LLC
OKLAHOMA LOGOS, L.L.C.
SOUTH CAROLINA LOGOS, LLC
TENNESSEE LOGOS, LLC
UTAH LOGOS, LLC
VIRGINIA LOGOS, LLC
WASHINGTON LOGOS, L.L.C.
WISCONSIN LOGOS, LLC

By:    Interstate Logos, L.L.C., its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member
[Signature Page to Supplemental Indenture]

By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief             Financial Officer and Treasurer

LAMAR AIRPORT ADVERTISING COMPANY

By:    /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief             Financial Officer and Treasurer

SKYHIGH MURALS – COLOSSAL MEDIA, LLC

By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
FLORIDA LOGOS, LLC
By:    Interstate Logos TRS, LLC, its Managing Member
By:     Lamar TRS Holdings, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member

    By:    /s/ Jay L. Johnson
        Name:    Jay L. Johnson
[Signature Page to Supplemental Indenture]

        Title:    Executive Vice-President, Chief                     Financial Officer and Treasurer
[Signature Page to Supplemental Indenture]

ASHBY STREET OUTDOOR HOLDINGS LLC
INTERSTATE LOGOS, L.L.C.
LAMAR CENTRAL OUTDOOR, LLC
LAMAR ADVERTISING SOUTHWEST, LLC
THE LAMAR COMPANY, L.L.C.
LAMAR TRS HOLDINGS, LLC

By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member
By:    /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief             Financial Officer and Treasurer

INTERSTATE LOGOS TRS, LLC
LAMAR INVESTMENTS, LLC
LAMAR SERVICE COMPANY, LLC
LAMAR TRANSIT, LLC
By: Lamar TRS Holdings, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
[Signature Page to Supplemental Indenture]

ASHBY STREET OUTDOOR LLC
ASHBY STREET OUTDOOR CC, LLC

By: Ashby Street Outdoor Holdings LLC,
its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:     Lamar Media Corp., its Managing Member

By: /s/ Jay L. Johnson
Name:    Jay L. Johnson
Title: Executive Vice-President, Chief Financial Officer, and Treasurer

LAMAR TEXAS LIMITED PARTNERSHIP

By:    The Lamar Company, L.L.C., its General Partner
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

LAMAR ADVERTISING OF COLORADO SPRINGS, L.L.C.
LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR ADVERTISING OF MICHIGAN, LLC
LAMAR ADVERTISING OF SOUTH DAKOTA, L.L.C.
LAMAR ADVERTISING OF YOUNGSTOWN, LLC
LAMAR AIR, L.L.C.
LAMAR ELECTRICAL, LLC
LAMAR FLORIDA, L.L.C.
LAMAR OCI NORTH, L.L.C.
LAMAR OCI SOUTH, LLC
LAMAR OHIO OUTDOOR HOLDING, LLC
LAMAR TENNESSEE, L.L.C.
TLC PROPERTIES, LLC

By:    The Lamar Company, L.L.C., its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
[Signature Page to Supplemental Indenture]

TLC FARMS, L.L.C.

By:    TLC Properties, LLC, its Managing Member
By:    The Lamar Company, L.L.C., its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC
TRIUMPH OUTDOOR HOLDINGS, LLC

By:    Lamar Central Outdoor, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name: Jay L. Johnson
Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
[Signature Page to Supplemental Indenture]

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.
By:    Lamar Advantage GP Company, LLC, its General Partner
By:    Lamar Central Outdoor, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
LAMAR ADVANTAGE HOLDING COMPANY, LLC
By:    Lamar Advantage Outdoor Company, L.P., its Managing Member
By:    Lamar Advantage GP Company, LLC, its General Partner
By:    Lamar Central Outdoor, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

OUTDOOR MARKETING SYSTEMS, L.L.C.
OUTDOOR PROMOTIONS WEST, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:    Lamar Transit, LLC, its Managing Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
TLC PROPERTIES II, LLC
By:    Lamar Investments, LLC, its Managing Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
[Signature Page to Supplemental Indenture]

LAMAR ADVERTISING OF PENN, LLC

By:    The Lamar Company, L.L.C., its Class A Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
By:    Lamar Transit, LLC, its Class B Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
Name:    Jay L. Johnson
Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

LAMAR OBIE COMPANY, LLC

By:     Lamar Advertising Limited Partnership, its Class A Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
By:    Lamar Transit, LLC, its Class B Member
By:    Lamar TRS Holdings, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
[Signature Page to Supplemental Indenture]

LAMAR-FAIRWAY BLOCKER 1, LLC
LAMAR-FAIRWAY BLOCKER 2, LLC
MAGIC MEDIA/LAMAR, LLC
FAIRWAY MEDIA GROUP, LLC

By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:    /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief             Financial Officer and Treasurer

FAIRWAY OUTDOOR ADVERTISING, LLC

By:    Fairway Media Group, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:    /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief             Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

FAIRWAY OUTDOOR FUNDING HOLDINGS, LLC

By: Fairway Outdoor Advertising, LLC, its
Managing Member
By:    Fairway Media Group, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:    /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief             Financial Officer and Treasurer

FAIRWAY OUTDOOR FUNDING, LLC

By: Fairway Outdoor Funding Holdings, LLC, its
Managing Member
By: Fairway Outdoor Advertising, LLC, its
Managing Member
By:    Fairway Media Group, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:    /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief             Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

DOUGLAS OUTDOOR ADVERTISING OF GA., LLC

By:    Magic Media/Lamar, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:    /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief             Financial Officer and Treasurer

MCC OUTDOOR, LLC
MAGIC MEDIA REAL ESTATE, LLC
FMO REAL ESTATE, LLC
OLYMPUS MEDIA/INDIANA, LLC
FAIRWAY CCO INDIANA, LLC

By: Fairway Outdoor Funding, LLC, its Managing
Member
By: Fairway Outdoor Funding Holdings, LLC, its
Managing Member
By: Fairway Outdoor Advertising, LLC, its
Managing Member
By:    Fairway Media Group, LLC, its Managing Member
By:     Lamar Advertising Limited Partnership, its Managing Member
By:    Lamar Advertising General Partner, LLC, its General Partner
By: Lamar Media Corp., its Managing Member
By:    /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief             Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

LAMAR ADVERTISING LIMITED PARTNERSHIP

By:    Lamar Advertising General Partner, LLC, its General Partner
By:    Lamar Media Corp., its Managing Member
By:        /s/ Jay L. Johnson
    Name:    Jay L. Johnson
    Title:    Executive Vice-President, Chief                 Financial Officer and Treasurer
LAMAR ADVERTISING GENERAL PARTNER, LLC

By:    Lamar Media Corp., its Managing Member
    By:    /s/ Jay L. Johnson
        Name:    Jay L. Johnson
        Title:    Executive Vice-President, Chief                     Financial Officer and Treasurer
[Signature Page to Supplemental Indenture]

TRUSTEE:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:    /s/ Wally Jones
Name: Wally Jones
Title:     Vice President

[Signature Page to Supplemental Indenture]